                       SEMIANNUAL REPORT / JUNE 30 1999

                             AIM GLOBAL TRENDS FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [Cover Image]

                       -------------------------------------

         VARIIERTE RECHTECKE BY WASSILY KANDINSKY (1866-1944, RUSSIAN)

           CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY KANDINSKY

           EVOKES A GEOMETRIC RHYTHM IN HIS PAINTING, TRANSLATED FROM

          GERMAN AS "VARIED RECTANGLES." DURING THE 1920S, KANDINSKY

        EXPLORED THE POWER OF COLOR AND SHAPES. THE LINES AND FORMS IN

       THIS PAINTING ELICIT UNIVERSAL SYMBOLS OF GROWTH SUCH AS ROADS,

        GRIDS AND BRIDGES. ITS RIGHT ANGLES BRING A SENSE OF ORDER AND

                        STRUCTURE TO THE COMPOSITION.

                    -------------------------------------


AIM Global Trends Fund is for shareholders who seek long-term growth of capital through a blend of the six AIM global theme funds. The mix gives investors broad diversification across industry groups throughout the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund (formerly GT Global New Dimension Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge. Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI All Countries World Index is a group of unmanaged global securities traded on 47 markets in developed and emerging countries. The index is tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (the Dow) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

Inception (9/15/97)                                8.36%
    1 year                                         6.43*
  *11.73% excluding sales charges

CLASS B SHARES

Inception  (9/15/97)                               8.71%
    1 year                                         6.25**
 **11.25% excluding CDSC

CLASS C SHARES

Inception (1/2/98)                                15.37%
    1 year                                        10.16***
***11.16% excluding sales charges

ADVISOR CLASS SHARES (no shares charge)****

Inception  (9/15/97)                              11.90%
    1 year 12.33
****Advisor Class shares were closed to new investors on 3/1/99.
===============================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we achieved a major milestone toward
   the Board of     year 2000 compliance status: we have successfully completed
     THE FUND       the testing of all of our mission-critical systems.
  APPEARS HERE]         Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                     --------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     --------------------------------------


                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


MARKET REBOUND SPURS FUND PERFORMANCE

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE PAST SIX MONTHS?
The fund reported strong returns of 13.87% for Class A shares, 13.58% for Class B shares and 13.60% for Class C shares as of June 30, 1999. These returns are at net asset value and exclude sales charges. The fund's Advisor Class shares returned 14.24% for the same period. With this performance, the fund out-paced the 10.21% return of its benchmark, the MSCI All Countries World Index.
    The fund is a blend of six AIM global theme funds which invest in industry groups tied together by an economic or social theme. Managers of AIM Global Trends Fund allocate its assets among the six theme funds according to industry weightings in the MSCI All Countries World Index. (Please see the sidebar on page 3 for an explanation of changes in the fund's investment strategy.)

                  --------------------------------------------

                         CONSUMER-PRODUCTS AND SERVICES

                            COMPANIES CONTINUE TO BE

                           EXCITING PLACES TO INVEST.

                  --------------------------------------------


===============================================================================
PORTFOLIO OF INVESTMENTS

As of 6/30/99

PERCENTAGE OF NET ASSETS

AIM Global Consumer Products and Services Fund
32.13%

AIM Global Financial Services Fund
19.99%

AIM Global Infrastructure Fund                               (Pie Chart)
15.42%

AIM Global Telecommunications and Technology Fund
12.43%

AIM Global Health Care Fund
10.69%

AIM Global Resources Fund
9.70%
===============================================================================

WHAT WERE THE MAJOR TRENDS IN THE WORLD MARKETS?
Global markets rebounded during late 1998, when the U.S. Federal Reserve Board cut domestic interest rates. The move buoyed stocks and halted a global market decline brought on by economic problems in developing markets. In the second quarter of 1999, the Dow crossed the 11,000 threshold, and the markets broadened to include stocks across a wide spectrum of sectors and market-capitalizations.
    The U.S. economy remained strong, with stable interest rates, low inflation and low unemployment. In January, 11 European countries introduced the euro as their new common currency. While the euro started strong against the dollar, it weakened as it became clear that the United States was growing much faster than Europe. Economists are concerned about Europe's outlook because of widely varying growth rates among the euro-zone countries.
    Conditions improved in emerging markets during the reporting period. Asia and Latin America suffered major problems last year, including currency devaluation and recession. Signs of recovery appeared in early 1999, and many investors expect Japan and the rest of Asia to emerge from recession this year. Latin American currencies are stabilizing and reducing the investment risk in that region.

YOUR LARGEST HOLDING WAS IN AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND. WHAT WERE SOME OF THE MAJOR TRENDS AFFECTING THIS FUND?
Consumer-products and services companies continue to be exciting places to invest. During the reporting period, AIM Global Consumer Products and Services Fund remained diversified across a broad spectrum of industries, including retailers, technology, food chains and broadcasters.
    In the United States, low unemployment, rising wages and subdued inflation bolstered consumer confidence, and that was great news for the nation's consumer-products companies and retailers.
    Wal-Mart, the world's largest retailer, was one of the fund's top holdings. At the end of its fiscal year on January 31, 1999, the company had more than 3,000 stores in the United States and Canada and another 562 outlets in other countries. In May, the company reported record earnings for the first quarter of its fiscal year.
    Tandy, another top holding, owns 7,000 Radio Shacks in the United States and Canada. The retailer benefited from the strong demand for electronics products.
    We believe market conditions for consumer stocks will remain strong for the rest of the year.

MANY FINANCIAL STOCKS REBOUNDED IN 1999. HOW DID THIS AFFECT AIM GLOBAL FINANCIAL SERVICES FUND?
We bought many of these stocks at depressed prices during the market downturn, and their recovery greatly contributed to the fund's performance.
    During the reporting period, U.S. economic growth, stable interest rates and falling personal bankruptcy rates made credit-card banks the place to be. Fund

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


                 ----------------------------------------------

                         THE FINANCIAL SECTOR'S AVERAGE

                       EARNINGS GROWTH DURING THE REST OF

                          THE YEAR MAY EXCEED OVERALL

                            MARKET EARNINGS GROWTH.

                 ----------------------------------------------

holdings included Citigroup, Providian Financial and Capital One Financial.
    Earnings have been higher than expected in the insurance industry. One of our holdings is insurance powerhouse AIG. Its acquisition of annuities company SunAmerica, effective January 1, 1999, gave AIG a foothold in the worldwide retirement-savings business. AIG's stock rose about 30% over the reporting period.
    The financial sector's average earnings growth during the rest of the year may exceed overall market earnings growth. If that happens, financial stocks could outperform the market as a whole.

HOW DID AIM GLOBAL INFRASTRUCTURE FUND PERFORM?
Our telecommunications, construction, manufacturing and oil stocks performed well over the six-month reporting period. In April, cyclical stocks posted one of their best one-month gains ever. These economically sensitive stocks include housing, airlines, railroads and cement companies.
    We added to our telecommunications holdings, including long-distance carrier MCI WorldCom and Baby Bells SBC Communications and Bell Atlantic.
    Other stocks we favored included United Technologies Corp., a manufacturer of elevators, air conditioners and other equipment. Our second-largest holding, Enron, is the largest natural-gas company in the United States. Our largest European holdings included Mannesmann, Germany's largest cellular-phone company, and Nokia of Finland, the world's largest wireless-phone company.
    We expect cyclicals to continue to show significant strength in the short term. We are focusing on areas that show the strongest earnings potential--airlines, housing, railroads and cement companies.

WHAT RECENT CHANGES HAVE THERE BEEN IN AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND?
The fund gained a new management team in February to implement an expanded strategy. We have broadened its portfolio to include more technology. On June 1, 1999, the word "technology" was added to the fund's name to reflect this strategy. (Formerly, the fund was called AIM Global Telecommunications Fund.)
    The fund's top holdings changed significantly since our last report. As of June 30, 1999, our top names included America Online, the world's leading Internet provider; Cisco, a leading U.S. maker of networking equipment for the Internet; and MCI WorldCom, the world's second-largest long-distance company.
    We sold the fund's emerging-markets holdings and have changed our portfolio weightings to roughly 75% domestic and 25% international. This weighting reflects the strength of the U.S. telecommunications industry. We are investing in larger companies because they best fit into the fund's growth style.

WHAT WERE THE MAJOR TRENDS FOR AIM GLOBAL HEALTHCARE FUND?
The fund's core holdings consisted of the stocks of large pharmaceutical companies such as Warner-Lambert, augmented by the stocks of smaller firms expected to experience strong earnings growth. Companies falling into this second category included Amgen, a biotechnology company, and Guidant, a medical device company.
    Warner-Lambert continued to benefit from strong sales of its cholesterol-lowering agent, Lipitor; its anti-convulsant medication, Neurontin; and its new anti-depressant, Celexa. The company reported record earnings for the most recent quarter.
    Amgen, one of the fund's top holdings, experienced impressive earnings growth largely because of strong sales of Epogen, an anemia drug, and Neupogen, a cancer treatment.
    We remain optimistic about health-care stocks. Regardless of economic trends, demand for medical services and products is likely to increase as the population ages.

HOW DID AIM GLOBAL RESOURCES PERFORM?
The fund rebounded strongly, spurred by a recovery in oil and precious metals prices. In March, OPEC announced a deal to cut oil production in hopes of bringing supply and demand in line. By the end of June, oil prices rose to their highest level in 19 months. The fund's top oil holdings included Total S.A. and Elf Aquitaine, two French oil companies locked in a hostile takeover battle. Shortly after the close of the reporting period, France's largest oil company, Total, launched a $44 billion bid for rival Elf Aquitaine, the No. 2 French oil producer. If completed, the merger would create the world's fourth-largest oil company.
    At this point, it is still difficult to say whether commodities have made a lasting turnaround. Given the imbalance of supply and demand in the natural-resources sector, we remain cautious about 1999.

WHAT IS YOUR OUTLOOK FOR GLOBAL FINANCIAL MARKETS?
We see plenty of reasons for optimism. In the United States, July 1999 marked the 99th straight month of the current economic expansion (which began in April
1991). International markets have stabilized, leading analysts to believe the worst is over. In general, we believe market conditions bode well for global investing.


CHANGES IN YOUR FUND

On August 25, 1999, the fund's shareholders approved a change in the fund's investment strategy. The fund now directly invests in U.S. and foreign stocks in the industry sectors in which the theme funds invest. Fund managers are no longer tied to each sector's relative proportion in the MSCI All Countries World Index. The fund also has a new team of managers: Roger Mortimer, Derek Webb and Michael Yellen.

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

                             DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.


                                (Palette Image)


                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY-MARKET FUNDS
A money-market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money-market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money-market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)


INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States.
Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.


TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.


(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money-market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                             AIM GLOBAL TRENDS FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                              ADVISOR CLASS     MARKET
                                                                 SHARES          VALUE
AIM GLOBAL THEME FUNDS-100.36%

  AIM Global Consumer Products and Services Fund-32.13%          452,637      $13,289,426
-----------------------------------------------------------------------------------------
  AIM Global Financial Services Fund-19.99%                      351,969        8,267,764
-----------------------------------------------------------------------------------------
  AIM Global Health Care Fund-10.69%                             169,771        4,420,826
-----------------------------------------------------------------------------------------
  AIM Global Infrastructure Fund-15.42%                          397,629        6,377,976
-----------------------------------------------------------------------------------------
  AIM Global Resources Fund-9.70%                                310,685        4,010,947
-----------------------------------------------------------------------------------------
  AIM Global Telecommunications and Technology Fund-12.43%       210,397        5,142,105
-----------------------------------------------------------------------------------------
    Total Theme Fund Investments (Cost $34,878,204)                            41,509,044
=========================================================================================
TOTAL INVESTMENTS-100.36%                                                      41,509,044
=========================================================================================
LIABILITIES LESS OTHER ASSETS-(0.36%)                                            (147,754)
=========================================================================================
NET ASSETS-100.00%                                                            $41,361,290
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value
  (cost $34,878,204)                          $41,509,044
---------------------------------------------------------
Receivables for fund shares sold                   62,328
---------------------------------------------------------
Other assets                                           42
---------------------------------------------------------
    Total assets                               41,571,414
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired                123,590
---------------------------------------------------------
Accrued distribution fees                          86,534
---------------------------------------------------------
    Total liabilities                             210,124
---------------------------------------------------------
Net assets applicable to shares outstanding   $41,361,290
---------------------------------------------------------

NET ASSETS:

Class A                                       $16,491,928
=========================================================
Class B                                       $23,587,023
=========================================================
Class C                                       $   304,613
=========================================================
Advisor Class                                 $   977,726
=========================================================

SHARES OUTSTANDING:

Class A                                         1,263,599
=========================================================
Class B                                         1,819,943
=========================================================
Class C                                            23,520
=========================================================
Advisor Class                                      74,756
=========================================================
Class A:
  Net asset value and redemption price per
    share                                     $     13.05
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.05 / 95.25%)      $     13.70
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     12.96
=========================================================
Class C:
  Net asset value and offering price per
    share                                     $     12.95
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                           $     13.08
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                       $       17
---------------------------------------------------------
    Total investment income                            17
---------------------------------------------------------

EXPENSES:

Distribution fees -- Class A                       41,207
---------------------------------------------------------
Distribution fees -- Class B                      118,347
---------------------------------------------------------
Distribution fees -- Class C                        1,240
---------------------------------------------------------
Interest                                            1,926
---------------------------------------------------------
    Total expenses                                162,720
---------------------------------------------------------
Net investment income (loss)                     (162,703)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      170,712
---------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                         5,332,390
---------------------------------------------------------
    Net gain from investment securities         5,503,102
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $5,340,399
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                 JUNE 30,      DECEMBER 31,
                                                                   1999            1998
                                                                -----------    ------------

OPERATIONS:
  Net investment income (loss)                                  $  (162,703)   $  (226,913)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities               170,712     (1,162,416)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    5,332,390      4,092,846
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          5,340,399      2,703,517
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                --        (26,011)
-------------------------------------------------------------------------------------------
  Advisor Class                                                          --         (5,762)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                --       (219,151)
-------------------------------------------------------------------------------------------
  Class B                                                                --       (311,471)
-------------------------------------------------------------------------------------------
  Class C                                                                --         (2,998)
-------------------------------------------------------------------------------------------
  Advisor Class                                                          --         (9,683)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (3,481,932)     1,720,631
-------------------------------------------------------------------------------------------
  Class B                                                        (5,002,080)     5,216,553
-------------------------------------------------------------------------------------------
  Class C                                                            24,243        252,965
-------------------------------------------------------------------------------------------
  Advisor Class                                                      33,537       (440,481)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (3,085,833)     8,878,109
-------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                            44,447,123     35,569,014
-------------------------------------------------------------------------------------------
  End of period                                                 $41,361,290    $44,447,123
==========================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                                 $36,152,574    $44,578,806
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (160,390)         2,313
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (1,261,734)    (1,432,446)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                6,630,840      1,298,450
-------------------------------------------------------------------------------------------
                                                                $41,361,290    $44,447,123
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund"), is a diversified series of AIM Series Trust (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The fund invests substantially all of its assets in Advisor Class shares of the AIM theme mutual funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications and Technology Fund (collectively, the "Underlying Theme Funds").
  The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales on May 3, 1999. Advisor Class shares are sold without a sales charge. Matters affecting each class will be voted on exclusively by the shareholders of such class. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation -- Investments of the Fund are valued based on the closing net asset value of Advisor Class shares of each Underlying Theme Funds on the day of valuation, and short-term investments with a maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $731,153 as of December 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. AIM as investment manager and administrator bears all expenses of the Fund (other than expenses reimbursed pursuant to the Fund's Rule 12b-1 plans of distribution and non-recurring and extraordinary expenses of the Fund.) The Fund, as a shareholder in the Underlying Theme Funds, indirectly bears its proportionate share of any investment management and other expenses paid by the Underlying Theme Funds. AIM also has undertaken to limit the Underlying Theme Funds' expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to a maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Funds' Advisor Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $41,207, $118,347 and $1,240, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,956 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $1,121 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-PURCHASES AND SALES

For the six months ended June 30, 1999, purchases and sales, other than short-term investments, of the Underlying Theme Funds by the Fund, are as follows:

AIM GLOBAL                               PURCHASES       SALES
---------------------------------------  ----------   -----------
Consumer Products and Services Fund      $   84,054   $ 2,966,726
-----------------------------------------------------------------
Telecommunications and Technology Fund      942,012     1,071,535
-----------------------------------------------------------------
Financial Services Fund                      53,707     2,701,542
-----------------------------------------------------------------
Resources Fund                               29,240       856,123
-----------------------------------------------------------------
Health Care Fund                             28,051     1,110,714
-----------------------------------------------------------------
Infrastructure Fund                         311,219     1,459,575
-----------------------------------------------------------------
                                         $1,448,283   $10,166,215
=================================================================

NOTE 4-SHARE INFORMATION

At June 30, 1999, there were an unlimited number of shares of beneficial interest authorized, at no par value. Changes in the Fund's shares outstanding during six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                               JUNE 30,               DECEMBER 31,
                                 1999                     1998
                        ----------------------   -----------------------
                         SHARES      AMOUNT       SHARES       AMOUNT
                        --------   -----------   ---------   -----------
Sold:
  Class A                 80,476   $   981,738     952,323   $10,681,667
------------------------------------------------------------------------
  Class B                 72,297       862,364   1,302,574    14,551,138
------------------------------------------------------------------------
  Class C                  5,751        71,446      35,723       397,022
------------------------------------------------------------------------
  Advisor Class           13,574       163,192      29,946       324,974
------------------------------------------------------------------------
Issued as reinvestment
of dividends:
  Class A                     --            --      22,552       245,281
------------------------------------------------------------------------
  Class B                     --            --      26,664       289,152
------------------------------------------------------------------------
  Class C                     --            --         265         2,876
------------------------------------------------------------------------
  Advisor Class               --            --       1,418        15,444
------------------------------------------------------------------------
Reacquired:
  Class A               (372,337)   (4,463,670)   (843,563)   (9,206,317)
------------------------------------------------------------------------
  Class B               (492,764)   (5,864,444)   (894,609)   (9,623,737)
------------------------------------------------------------------------
  Class C                 (4,096)      (47,203)    (14,123)     (146,933)
------------------------------------------------------------------------
  Advisor Class          (10,508)     (129,655)    (76,261)     (780,899)
------------------------------------------------------------------------
                        (707,607)  $(8,426,232)    542,909   $ 6,749,668
========================================================================

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Advisor Class shares outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period September 15, 1997 (date sales commenced) through December 31, 1997; and for a share of Class C outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998.

                                                                         Class A
                                                               ----------------------------------
                                                                                  December 31,
                                                               June 30,         -----------------
                                                                 1999           1998(a)   1997(a)
                                                               --------         -------   -------
Net asset value, beginning of period                           $ 11.46          $ 10.63   $ 11.43
------------------------------------------------------------   -------          -------   -------
Income from investment operations:
  Net investment income (loss)                                   (0.03)           (0.02)    (0.01)
------------------------------------------------------------   -------          -------   -------
  Net realized and unrealized gain (loss) on investments          1.62             1.01     (0.31)
------------------------------------------------------------   -------          -------   -------
    Net increase (decrease) from investment operations            1.59             0.99     (0.32)
------------------------------------------------------------   -------          -------   -------
Distributions to shareholders:
  From net investment income                                        --            (0.02)    (0.48)
------------------------------------------------------------   -------          -------   -------
  From net realized gains                                           --            (0.14)       --
------------------------------------------------------------   -------          -------   -------
    Total distributions                                             --            (0.16)    (0.48)
------------------------------------------------------------   -------          -------   -------
Net asset value, end of period                                 $ 13.05          $ 11.46   $ 10.63
============================================================   =======          =======   =======
Total return(b)                                                  13.87%            9.37%     2.68%
============================================================   =======          =======   =======
Ratios and supplemental data:
  Net assets, end of period (in 000s)                          $16,492          $17,822   $15,145
============================================================   =======          =======   =======
Ratio of expenses to average net assets, excluding interest
  expense                                                         0.50%(c)         0.50%     0.50%(d)
============================================================   =======          =======   =======
Ratio of net investment (loss) to average net assets             (0.51)%(c)       (0.21)%   (0.35)%(d)
============================================================   =======          =======   =======
Portfolio turnover rate                                              3%              28%        1%
============================================================   =======          =======   =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $16,619,288.
(d) Annualized.

                                                       Class B                      Class C                  Advisor Class
                                             ----------------------------   -----------------------   --------------------------
                                                          December 31,                                             December 31,
                                             June 30,   -----------------   June 30,   December 31,   June 30,   ---------------
                                               1999     1998(a)   1997(a)     1999       1998(a)        1999     1998(a)   1997
                                             --------   -------   -------   --------   ------------   --------   -------  ------
Net asset value, beginning of period         $ 11.41    $ 10.62   $ 11.43    $11.40       $10.62       $11.45    $10.64   $11.43
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
Income from investment operations:
  Net investment income (loss)                 (0.07)     (0.07)    (0.02)    (0.05)       (0.08)          --      0.03     0.01
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
  Net realized and unrealized gain (loss)
    on investments                              1.62       1.00     (0.32)     1.60         1.00         1.63      1.00    (0.31)
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
    Net increase (decrease) from
      investment operations                     1.55       0.93     (0.34)     1.55         0.92         1.63      1.03    (0.30)
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
Distributions to shareholders:
  From net investment income                      --         --     (0.47)       --           --           --     (0.08)   (0.49)
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
  From net realized gains                         --      (0.14)        0        --        (0.14)          --     (0.14)       0
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
    Total distributions                           --      (0.14)    (0.47)       --        (0.14)          --     (0.22)   (0.49)
------------------------------------------   -------    -------   -------    ------       ------       ------    ------   ------
Net asset value, end of period               $ 12.96    $ 11.41   $ 10.62    $12.95       $11.40       $13.08    $11.45   $10.64
==========================================   =======    =======   =======    ======       ======       ======    ======   ======
Total return(b)                                13.58%      8.83%    (2.83)%   13.60%        8.94%       14.24%     9.80%   (2.51)%
==========================================   =======    =======   =======    ======       ======       ======    ======   ======
Ratios and supplemental data:
  Net assets, end of period (in 000s)        $23,587    $25,555   $19,184      $305         $249        $ 978     $ 821   $1,241
==========================================   =======    =======   =======    ======       ======       ======    ======   ======
Ratio of expenses to average net assets,
  excluding interest expense                    1.00%(c)   1.00%     1.00%(d)  1.00%(c)     1.00%(d)     0.00%(c)  0.00%    0.00%(d)
==========================================   =======    =======   =======    ======       ======       ======    ======   ======
Ratio of net investment income (loss) to
  average net assets                           (1.01)%(c) (0.71)%   (0.85)%(d) (1.01)%(c)  (0.71)%(d)   (0.01)%(c) 0.28%    0.15%(d)
==========================================   =======    =======   =======    ======       ======       ======    ======   ======
Portfolio turnover rate                            3%        28%        1%        3%          28%           3%       28%       1%
==========================================   =======    =======   =======    ======       ======       ======    ======   ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $23,865,516, $250,075 and $906,230 for Class B, Class C and Advisor Class, respectively.
(d) Annualized.

NOTE 7-SUBSEQUENT EVENT

The Board of Trustees of AIM Series Trust unanimously approved on June 15, 1999, a change to the fundamental investment restrictions of the Fund. On August 25, 1999, a Special Meeting of Shareholders approved the Plan (see Proxy Results). As a result of Shareholders' and Board of Trustee's approval, effective August 27, 1999, the Fund will redeem its investments in the Underlying Theme Funds (as defined in Note 1) and directly invest primarily in equity securities of U.S. and foreign issuers in any or all of the global industry sectors in which the Underlying Theme Funds invest. This will enable the Fund to allocate assets to industries and industry groups that it believes provides the most advantageous investment opportunities at a given time. The restructuring does not involve any change to the Fund's name or investment objective, nor can there be any assurance that the restructuring will lead to better Fund performance.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of the Fund was held on August 25, 1999 at 11 Greenway Plaza, Suite 100, Houston, TX 77046. The meeting was held for the following purposes:

(1) To approve a new investment advisory agreement for the Fund;
(2) To approve changes to the fundamental investment restrictions of the Fund;
(3) To elect a Trustee; and
(4) To ratify the selection of independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

                                                                         Votes      Votes     Withheld/
Matter                                                                    For      Against   Abstentions
------                                                                 ---------   -------   -----------
(1)      Approval of a new investment advisory agreement for the
         Fund.                                                         1,371,737   50,002      440,384*
(2a)     Modification of the fundamental restriction on
         concentration.                                                1,360,627   55,223      446,273*
(2b)     Modification of the fundamental restriction on portfolio
         diversification.                                              1,368,064   48,189      445,870*
(2c)     Addition of a fundamental policy on investments in
         investment companies.                                         1,368,574   47,138      446,411*
(2d)     Modification of the fundamental restriction on issuing
         senior securities and borrowing money.                        1,368,051   47,120      446,952*
(2e)     Modification of the fundamental restriction on underwriting
         securities.                                                   1,370,708   45,367      446,048*
(2f)     Modification of the fundamental restriction on real estate
         investments.                                                  1,365,865   48,684      447,574*
(2g)     Modification of the fundamental restriction on making loans.  1,361,342   50,601      450,180*
(3)      Robert H. Graham as Trustee.                                  1,795,672    1,077       65,374
(4)      Ratification of the selection of PricewaterhouseCoopers LLP
         as independent public accountants.                            1,763,343   16,981       81,797

 * Includes Broker Non-Votes

BOARD OF TRUSTEES                                   OFFICERS                                  OFFICE OF THE FUND
C. Derek Anderson                                   Robert H. Graham                          11 Greenway Plaza
President, Plantagenet Capital                      Chairman and President                    Suite 100
Management, LLC (an investment                                                                Houston, TX 77046
partnership); Chief Executive Officer,              Dana R. Sutton
Plantagenet Holdings, Ltd.                          Vice President and Treasurer              INVESTMENT MANAGER
(an investment banking firm)
                                                    Samuel D. Sirko                           A I M Advisors, Inc.
Frank S. Bayley                                     Vice President & Secretary                11 Greenway Plaza
Partner, law firm of                                                                          Suite 100
Baker & McKenzie                                    Melville B. Cox                           Houston, TX 77046
                                                    Vice President
Robert H. Graham                                                                              TRANSFER AGENT
President and Chief Executive Officer,              Gary T. Crum
A I M Management Group Inc.                         Vice President                            A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Arthur C. Patterson                                 Carol F. Relihan                          Houston, TX 77210-4739
Managing Partner, Accel Partners                    Vice President
(a venture capital firm)                                                                      CUSTODIAN
                                                    Mary J. Benson
Ruth H. Quigley                                     Assistant Vice President and              State Street Bank and Trust Company
Private Investor                                    Assistant Treasurer                       225 Franklin Street
                                                                                              Boston, MA 02110
                                                    Sheri Morris
                                                    Assistant Vice President and              COUNSEL TO THE FUND
                                                    Assistant Treasurer
                                                                                              Kirkpatrick & Lockhart LLP
                                                    Nancy L. Martin                           1800 Massachusetts Avenue, N.W.
                                                    Assistant Secretary                       Washington, D.C. 20036-1800

                                                    Ofelia M. Mayo                            COUNSEL TO THE TRUSTEES
                                                    Assistant Secretary
                                                                                              Paul, Hastings, Janofsky & Walker LLP
                                                    Kathleen J. Pflueger                      Twenty Third Floor
                                                    Assistant Secretary                       555 South Flower Street
                                                                                              Los Angeles, CA 90071

                                                                                              DISTRIBUTOR

                                                                                              A I M Distributors, Inc.
                                                                                              11 Greenway Plaza
                                                                                              Suite 100
                                                                                              Houston, TX 77046


                       AIM FUNDS(SM) MAKES INVESTING EASY

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    from $50 to $100,000 without writing a check. Once you set up this
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o   EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part
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o   WWW.AIMFUNDS.COM. Our award-winning Website provides account information,
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                      -----------------------------------

                              CURRENT SHAREHOLDERS

                             CAN CALL OUR AUTOMATED

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                      -----------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                          A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                       leadership in the mutual-fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                    since 1976 and managed approximately
AIM Capital Development Fund                                                             $121 billion in assets for more than 6.3
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                  million shareholders, including
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund        individual investors, corporate clients,
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                       and financial institutions as of
AIM Mid Cap Equity Fund(A)                   AIM Developing Markets Fund                 June 30, 1999.
AIM Select Growth Fund                       AIM Europe Growth Fund                          The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(B)                 AIM European Development Fund               Trademark-- is distributed nationwide,
AIM Small Cap Opportunities Fund             AIM International Equity Fund               and AIM today is the 10th-largest
AIM Value Fund                               AIM Japan Growth Fund                       mutual-fund complex in the United States
AIM Weingarten Fund                          AIM Latin American Growth Fund              in assets under management, according to
                                             AIM New Pacific Growth Fund                 Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                                    mutual-fund monitor.
AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                 AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                      GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                             AIM Global Growth & Income Fund
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                       AIM Global Government Income Fund
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund               AIM Global Financial Services Fund
AIM Municipal Bond Fund                      AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund
                                             AIM Global Telecommunications and Technology Fund(E)
                                             AIM Global Trends Fund(F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


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